UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported):
November 7, 2025

BGSF, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36704	26-0656684
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
5850 Granite Parkway, Suite 730
Plano, Texas 75024
(Address of principal executive offices, including zip code)

(972) 692-2400
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BGSF	NYSE

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On November 5, 2025, BGSF, Inc. (the “Company”) held its annual meeting of stockholders (the "Annual Meeting"). At the Annual Meeting, the Company's stockholders approved (i) an amendment to the BGSF, Inc. 2013 Long-Term Incentive Plan to increase the number of shares of common stock reserved for issuance thereunder by 250,000 shares, and (ii) an amendment to the BGSF, Inc. 2020 Employee Stock Purchase Plan to increase the number of shares of common stock reserved for issuance thereunder by 250,000 shares. A more complete description of the terms of such plans can be found in the definitive proxy statement on Schedule 14A filed with the SEC on September 16, 2025, which description is incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders
The Company's stockholders voted on six proposals and cast their votes as described below. The proposals are further described in the Company’s definitive proxy statement on Schedule 14A as filed with the SEC on September 16, 2025.

Proposal 1
An election of Class II directors of the Company to serve until the third annual meeting following the Annual Meeting. The following individuals were elected as Class II directors of the Company:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Richard L. Baum, Jr.	4,015,562	1,124,854	1,657,164
Paul A. Seid	4,047,599	1,092,817	1,657,164
There were no abstentions on this matter.

Proposal 2
The proposal to ratify the appointment of Whitley Penn LLP as our independent registered public accounting firm for the fiscal year ending December 28, 2025 was approved based upon the following votes:

Number of Votes For	Number of Votes Against	Number of Votes Abstained	Broker Non-Votes
6,125,662	657,321	14,596	—

Proposal 3
The proposal to approve the amendment to the 2013 BGSF long-term incentive plan was approved based upon the following votes:

Number of Votes For	Number of Votes Against	Number of Votes Abstained	Broker Non-Votes
3,264,140	1,850,331	25,943	1,657,166

Proposal 4
The proposal to approve the amendment to the 2020 BGSF employee stock purchase plan was approved based upon the following votes:

Number of Votes For	Number of Votes Against	Number of Votes Abstained	Broker Non-Votes
4,915,918	209,264	15,232	1,657,166

Proposal 5
The advisory vote to approve named executive officer compensation was approved based upon the following votes:

Number of Votes For	Number of Votes Against	Number of Votes Abstained	Broker Non-Votes
3,640,870	1,242,037	257,506	1,657,167

Proposal 6
The advisory vote to approve the how frequently shareholders will be provided a "Say-on-pay" was approved for based upon the following votes:

Every 1 Year	Every 2 Year	Every 3 Year	Abstain	Broker Non-Votes
2,412,130	40,980	2,397,818	271,486	1,675,166

The Board of Directors of the Company decided on an “every year” frequency.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits

Exhibit
No. Description

10.1 BGSF, Inc. 2013 Long-Term Incentive Plan, as amended (incorporated by reference to Annex A to the Definitive Proxy Statement on Schedule 14A filed with the SEC on September 16, 2025)

10.2 BGSF, Inc. 2020 Employee Stock Purchase Plan, as amended (incorporated by reference to Annex B to the Definitive Proxy Statement on Schedule 14A filed with the SEC on September 16, 2025)

104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BGSF, INC.

Date:	November 7, 2025		/s/ Keith Schroeder
		Name:	Keith Schroeder
		Title:	Interim Co-Chief Executive Officer, Chief Financial Officer and Secretary
(Principal Executive Officer and Principal Financial Officer)